                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934

                       Date of Report (date of earliest
                        event reported):  May 26, 1999



                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)



        Pennsylvania                0-15261                    23-2434506
----------------------------    ---------------      ---------------------------
(State or other jurisdiction     (Commission               (I.R.S. Employer
of incorporation)                File Number)             Identification No.)



                   801 Lancaster Avenue, Bryn Mawr, PA 19010
--------------------------------------------------------------------------------


Registrant's telephone number, including area code:   610-525-23000
                                                     ------------------


                                    None
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5.   Other Matters
          -------------

        On May 26, 1999, the Registrant issued a press release announcing the resignation of Richard I. Sichel as an Executive Vice President and Chief Investment Officer, that Joseph H. Bachtiger, Executive Vice President is now in charge of fiduciary activities and Joseph W. Roskos has been appointed Executive Vice President and made the administrative head of the Registrant's Trust and Investment Management functions.

        The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.


SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                BRYN MAWR BANK CORPORATION




                                By: /s/ Robert L. Stevens
                                   ---------------------------------------------
                                   Robert L. Stevens
                                   Chairman and Chief Executive Officer


Date:   May 28, 1999










                                  Page 2 of 2